MAY 16, 2022
SUPPLEMENT TO
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2022, AS SUPPLEMENTED THROUGH APRIL 22, 2022
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks –  Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund” in the above referenced Statutory Prospectus, the following information is added at the end of the Underlying Funds table:
Fund	Investment Objective
Hartford Large Cap Growth ETF (“Large Cap Growth ETF”)	The fund seeks capital appreciation.
(2) Effective immediately, under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following risks are added and checked with “X” for those funds within the second table and the corresponding risk disclosure is added:
√ Principal Risk X Additional Risk	Checks and Balances Fund	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Arbitrage Risk		X	X	X
Commodity-Linked Derivatives Risk		X	X	X
Fluctuation of Net Asset Value and Market Price Risk		X	X	X
Tracking Basket Structure Risk		X	X	X
Trading Halt Risk		X	X	X
Trading Issues Risk		X	X	X
ARBITRAGE RISK - Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the Large Cap Growth ETF provides certain other information intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Fund shares to reduce bid/ask spread and minimize discounts or premiums between the market price and NAV of Fund shares, there is no guarantee the Large Cap Growth ETF’s arbitrage mechanism will operate as intended or that the Large Cap Growth ETF will not experience wide bid/ask spreads and/or large discounts or premiums to NAV. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Large Cap Growth ETF’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Large Cap Growth ETF’s performance.
COMMODITY-LINKED DERIVATIVES RISK - Investments linked to the prices of commodities may be considered speculative. A Fund’s significant investment exposure to commodities may subject such Fund to greater volatility than investments in traditional securities. Volatility is defined as the characteristic of an asset, an index or a market to fluctuate significantly in price within a short time period. The value of commodity-linked instruments typically is based upon the price movements of the underlying commodities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors, including changes in overall market movements; domestic and foreign political and economic events, policies and developments; geo-political concerns, war, and acts of terrorism; changes in domestic or foreign interest rates and/or investor expectations concerning interest rates; domestic and foreign inflation rates; consumer supply and demand; and trading activities in commodities, including currency devaluations, market liquidity or the imposition of embargoes, tariffs or other regulatory barriers. The value may fluctuate due to commodity-specific factors, such as weather and climate conditions; natural disasters like drought, flood or livestock disease; changes in labor conditions and technology; or supply and demand disruptions in major producing or consuming regions. At times, prices fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Each of these factors and events could have a significant negative impact on a Fund.
FLUCTUATION OF NET ASSET VALUE AND MARKET PRICE RISK - Shares of the Large Cap Growth ETF may trade at a larger premium or discount to the NAV than shares of other ETFs, including ETFs that make their daily holdings public. The NAV of the Large Cap Growth ETF will generally fluctuate with changes in the market value of the Large Cap Growth ETF’s holdings. The Large Cap Growth ETF’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the Large Cap Growth ETF’s shares may result in the Large Cap Growth ETF’s shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Large Cap Growth ETF’s underlying portfolio holdings.
TRACKING BASKET STRUCTURE RISK - The Large Cap Growth ETF’s Tracking Basket structure may affect the price at which shares of the Large Cap Growth ETF trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Large Cap Growth ETF at or close to the Large Cap Growth ETF’s NAV per share, there is a risk that market prices will vary significantly from NAV. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. In addition, although the Large Cap Growth ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the Large Cap Growth ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Large Cap Growth ETF and its shareholders, such as front running the Large Cap Growth ETF’s trades of portfolio securities.
TRADING HALT RISK - There may be circumstances where a security held in the Large Cap Growth ETF’s portfolio but not in the Tracking Basket does not have readily available market quotations. If the adviser determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Large Cap Growth ETF’s portfolio, will be publicly disclosed on the Large Cap Growth ETF’s website and the adviser will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Large Cap Growth ETF and its shareholders. In addition, if securities representing 10% or more of the Large Cap Growth ETF’s portfolio do not have readily available market quotations, the adviser would promptly request the exchange to halt trading on the Large Cap Growth ETF, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
TRADING ISSUES RISK - The Large Cap Growth ETF has no public trading history and will operate differently from other actively managed ETFs that publish their portfolio holdings on a daily basis. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the Large Cap Growth ETF’s shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs that publish their portfolio holdings on a daily basis, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the Large Cap Growth ETF will be able to attract market makers and Authorized Participants. Market makers and Authorized Participants are not obligated to make a market in the Large Cap Growth ETF’s shares or to submit purchase and redemption orders for creation units.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7603
May 2022